SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported) January 8, 1999



                          MASON-DIXON BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)



                                    Maryland
                          (State or Other Jurisdiction
                                of Incorporation)
                                     0-20516
                            (Commission File Number)
                                   52-1764929
                        (IRS Employer Identification No.)



                    45 W. Main Street, Westminster, MD 21157
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 857-3401




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)










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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On January 5, 1999, Mason-Dixon Bancshares, Inc. acquired Sterling Bancorp, a Maryland corporation and parent company to Sterling Bank & Trust Co., a Maryland trust company, and merged Sterling Bancorp into Mason-Dixon Merger Sub, Inc., a subsidiary of Mason-Dixon Bancshares, Inc. The Agreement and Plan of Share Exchange and Mergers by and among Mason-Dixon Bancshares, Inc., Mason-Dixon Merger Sub, Inc., Bank of Maryland, Sterling Bancorp and Sterling Bank & Trust Co., dated October 16, 1998, is attached to this Current Report on Form 8-K as Exhibit 2.1. A copy of the press release, dated January 5, 1999, which announces the acquisition, is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits
              --------

Exhibit
Number            Description of Exhibit
------            ----------------------

2.1               Agreement and Plan of Share Exchange and Mergers

99.1              Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MASON-DIXON BANCSHARES, INC.



Date: January 7, 1999             By:/s/ Thomas K. Ferguson
                                     ------------------------------------------
                                         Thomas K. Ferguson
                                         President and Chief Executive Officer



F6901.600 L:3



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